EXHIBIT 18(II) UNDER FORM N-1A
                                              EXHIBIT 10 UNDER ITEM 601/REG. S-K


                              FIRST PRIORITY FUNDS

                                    EXHIBIT A
                                     to the
                               Multiple Class Plan


                   FIRST PRIORITY TREASURY MONEY MARKET FUND:
                                  TRUST SHARES
                                INVESTMENT SHARES


         This Multiple Class Plan is adopted by FIRST PRIORITY FUNDS with respect to the Classes of Shares of the portfolio of FIRST PRIORITY FUNDS set forth above.



                                            Witness the due execution hereof
this 1st day of June, 1995.


                                    FIRST PRIORITY FUNDS


                                    By:  /S/ E. C. GONZALES
                                    Title:            PRESIDENT
                                    Date:        JUNE 1, 1995





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                              FIRST PRIORITY FUNDS

                                    EXHIBIT B
                                     to the
                               Multiple Class Plan


                           FIRST PRIORITY GROWTH FUND:
                                  TRUST SHARES
                                INVESTMENT SHARES

                        FIRST PRIORITY FIXED INCOME FUND:
                                  TRUST SHARES
                                INVESTMENT SHARES

                FIRST PRIORITY LIMITED MATURITY GOVERNMENT FUND:
                                  TRUST SHARES
                                INVESTMENT SHARES

                           FIRST PRIORITY VALUE FUND:
                                  TRUST SHARES
                                INVESTMENT SHARES

                          FIRST PRIORITY BALANCED FUND:
                                  TRUST SHARES
                                INVESTMENT SHARES


         This Multiple Class Plan is adopted by FIRST PRIORITY FUNDS with respect to the Classes of Shares of the portfolio of FIRST PRIORITY FUNDS set forth above.



                                          Witness the due execution hereof this
1st day of January, 1998.


                                    FIRST PRIORITY FUNDS


                                    By:  /S/ EDWARD C. GONZALES
                                    Title:  President
                                    Date:  January 1, 1998